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                                                                    EXHIBIT 10.3

                               AMENDMENT AGREEMENT


                  Amendment Agreement dated as of April 24, 1997, by and between Jack Schiff ("Seller") and Transworld Home HealthCare, Inc. ("Buyer").

                  WHEREAS, Buyer and Seller are parties to a certain Stock Purchase Agreement dated as of June 30, 1994, as amended on June 30, 1994 and May 19, 1995 (the "Agreement") and

                  WHEREAS, capitalized terms used herein and not otherwise defined have the same meaning as set forth in the Agreement; and

                  WHEREAS, the parties desire to amend the Agreement as provided herein,

                  NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:

                  1. The definition of "Walkaway Date" and "Extended Walkaway Date" are hereby amended in their entirety to read as follows:

                  "Walkaway Date" shall mean May 30, 1997 provided, however, that if the Closing has not occurred by such date for any reason other than a material breach by Buyer of any of its obligations hereunder, Buyer shall have the right, in its sole discretion, to extend from time to time upon notice to the Sellers, the Walkaway Date to a date (the "Extended Walkaway Date") that is not later than November 28, 1997".

                  2. Section 1.3 of the Agreement is hereby amended in its entirety to read as follows:

                  "1.3 Consideration. Subject to the terms and conditions of this Agreement:

                           (a) (i) Concurrent with the execution hereof, Buyer
shall deliver to the Escrow Agent the sum of $300,000 (the "Deposit") which sum shall be held in escrow pursuant to the Escrow Agreement in the form of Schedule 1.3(a) hereto.

                               (ii) At the Closing the Escrow Agent shall
deliver the Deposit to the Seller in accordance with the terms of the Escrow Agreement.
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                           (b) At the Closing, Buyer shall deliver to the Seller
the sum of $4,450,000 by certified or official bank check drawn on a New York clearing house member bank, to the order of Seller or at the option of Seller, by wire transfer to such accounts as Seller shall advise Buyer of in writing at least five days prior to the Closing.

                  2. Except as amended hereby, the Agreement as heretofore amended or modified is hereby ratified confirmed and approved in all respects.


                  IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.




                                        /s/ Jack Schiff
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Witness                                     Jack Schiff



                                        Transworld Home HealthCare, Inc.
---------------------------             --------------------------------
Witness

                                        By:  /s/  Robert W. Fine
                                           -----------------------------
                                           Name:  Robert W. Fine
                                           Title: President




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